UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2009

PLX TECHNOLOGY, INC.
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(Exact Name of Registrant as Specified in its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

    000-25699                                                          94-3008334
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           (Commission File Number)                      (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
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(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
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(Registrant's telephone number, including area code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Agreement.

    On January 2, 2009, PLX Technology, Inc. (“PLX”), Osprey Acquisition Sub, Inc., a wholly-owned subsidiary of PLX, Oxford Semiconductor, Inc. (“Oxford”) and VantagePoint Venture Partners IV (Q), L.P., in its capacity as stockholder representative, entered into an Amendment (“Amendment”) to the Agreement and Plan of Merger dated December 15, 2008 (the “Merger Agreement”).  A copy of the Amendment is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

    On January 2, 2009, PLX completed the acquisition of Oxford pursuant to the terms of the Merger Agreement, as amended.  A copy of the Merger Agreement is filed as Exhibit 2.1 to the Form 8-K filed by PLX on December 19, 2008 and is incorporated herein by reference.

    A copy of the press release dated as of January 5, 2009 announcing the consummation of the transactions contemplated by the Merger Agreement is filed herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

    The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit Number           Description
____________          _________

2.1
Amendment to the Agreement and Plan of Merger dated January 2, 2009 by and among PLX Technology, Inc., Osprey Acquisition Sub, Inc., Oxford Semiconductor, Inc. and VantagePoint Venture Partners IV (Q), L.P., as stockholder representative.

99.1	Press Release of PLX Technology, Inc. dated as of January 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By:    /s/ ARTHUR WHIPPLE
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        Arthur Whipple
        Chief Financial Officer

Dated:  January 6, 2009

EXHIBIT INDEX

Exhibit Number           Description
____________          _________

2.1
Amendment to the Agreement and Plan of Merger dated January 2, 2009 by and among PLX Technology, Inc., Osprey Acquisition Sub, Inc., Oxford Semiconductor, Inc. and VantagePoint Venture Partners IV (Q), L.P., as stockholder representative.

99.1	Press Release of PLX Technology, Inc. dated as of January 5, 2009.